EXHIBIT 99.2
                                 ------------

                                A Confirmation

BEAR STEARNS
                                           BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                             383 MADISON AVENUE
                                                       NEW YORK, NEW YORK 10179
                                                                   212-272-4009



DATE:                      July 27, 2006

TO:                        Countrywide Home Loans, Inc.
ATTENTION:                 Mr. Jeff Staab
TELEPHONE:                 1-818-225-3279
FACSIMILE:                 1-818-225-4010            FAX:  1-818-225-4038

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:          FXNEC8527 - Amended
                                       -------

This Confirmation and Agreement is amended as of July 27, 2006 and supersedes all previous Confirmations and Agreements regarding this Transaction.

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Reference Number FXNEC8527 - Amended
Countrywide Home Loans, Inc.
July 27, 2006
Page 2 of 12


       Type of Transaction:                 Rate Cap

       Notional Amount:                     With respect to any Calculation
                                            Period, the amount set forth for
                                            such period in the Schedule of
                                            Notional Amounts attached hereto.

       Trade Date:                          July 14, 2006

       Effective Date:                      July 28, 2006

       Termination Date:                    June 25, 2010

       Fixed Amount (Premium):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 July 18, 2006

              Fixed Amount:                 USD 77,000

       Floating Amounts:

              Floating Rate Payer:          BSFP

              Cap Rate:                     6.00000%

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of each
                                            month during the Term of this
                                            Transaction, commencing August 25,
                                            2006 and ending on the Termination
                                            Date, with No Adjustment.

              Floating Rate Payer
              Payment Dates:                Early Payment shall be applicable.
                                            One Business Day preceding each
                                            Floating Rate Payer Period End
                                            Date.

              Floating Rate Option:         USD-LIBOR-BBA, provided, however,
                                            that if the Floating Rate
                                            determined from such Floating Rate
                                            Option for any Calculation Period
                                            is greater than 9.00000% then the
                                            Floating Rate for such Calculation
                                            Period shall be deemed to be
                                            9.00000%.

              Designated Maturity:          One month

Reference Number FXNEC8527 - Amended
Countrywide Home Loans, Inc.
July 27, 2006
Page 3 of 12


              Floating Rate Day
              Count Fraction:         30/360

              Reset Dates:            The first day of each Calculation
                                      Period.

              Compounding:            Inapplicable

       Business Days for payments:    New York

       Business Day Convention:       Modified Following

       Additional Amount:             In connection with amending this
                                      Transaction USD 7,500 is payable by
                                      Counterparty to BSFP on July 19, 2006.

                                      In connection with amending this
                                      Transaction USD 4,000 is payable by BSFP to Counterparty on July 31, 2006.

3.     Additional Provisions:         Each party hereto is hereby advised and
                                      acknowledges that the other party has
                                      engaged in (or refrained from engaging
                                      in) substantial financial transactions
                                      and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master
Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number FXNEC8527 - Amended
Countrywide Home Loans, Inc.
July 27, 2006
Page 4 of 12


(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i) Market Quotation will apply.

     (ii) The Second Method will apply.

(g)  "Termination Currency" means United States Dollars.

3)   Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)  Tax forms, documents, or certificates to be delivered are:

Reference Number FXNEC8527 - Amended
Countrywide Home Loans, Inc.
July 27, 2006
Page 5 of 12


Party required to deliver     Form/Document/                      Date by which to
document                      Certificate                         be delivered
BSFP and
the Counterparty              Any document required or            Promptly after the earlier of (i)
                              reasonably requested to allow the   reasonable demand by either party
                              other party to make payments        or (ii) learning that such form
                              under this Agreement without any    or document is required
                              deduction or withholding for or
                              on the account of any Tax or with
                              such deduction or withholding at
                              a reduced rate



(2)  Other documents to be delivered are:

Party required to          Form/Document/                   Date by which to               Covered by Section 3(d) Representation
deliver document           Certificate                      be delivered
BSFP and                   Any documents required by        Upon the execution and         Yes
the Counterparty           the receiving party to           delivery of this Agreement
                           evidence the authority of        and such Confirmation
                           the delivering party or its
                           Credit Support Provider, if
                           any, for it to execute and
                           deliver this Agreement, any
                           Confirmation , and any
                           Credit Support Documents to
                           which it is a party, and to
                           evidence the authority of
                           the delivering party or its
                           Credit Support Provider to
                           perform its obligations
                           under this Agreement, such
                           Confirmation and/or Credit
                           Support Document, as the
                           case may be



Reference Number FXNEC8527 - Amended
Countrywide Home Loans, Inc.
July 27, 2006
Page 6 of 12


Party required to          Form/Document/                   Date by which to               Covered by Section 3(d) Representation
deliver document           Certificate                      be delivered

BSFP and                   A certificate of an authorized   Upon the execution and         Yes
the Counterparty           officer of the party, as to      delivery of this Agreement
                           the incumbency and authority     and such Confirmation
                           of the respective officers of
                           the party signing this
                           Agreement, any relevant Credit
                           Support Document, or any
                           Confirmation, as the case may
                           be

6)   Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

     Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

     with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)

     Address for notices or communications to the Counterparty:

            Address:    4500 Park Granada
                        Mail Stop CH-143
                        Calabasas, CA 91302
            Attention:  Mr. Jeff Staab
            Facsimile:  818-225-3898
            Phone:      818-225-3279

Reference Number FXNEC8527 - Amended
Countrywide Home Loans, Inc.
July 27, 2006
Page 7 of 12


(b)  Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
     Agreement:

                BSFP appoints as its
                Process Agent:               Not Applicable

                The Counterparty appoints as its
                Process Agent:               Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP:    Not Applicable

     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number FXNEC8527 - Amended
Countrywide Home Loans, Inc.
July 27, 2006
Page 8 of 12


Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g) Relationship Between Parties.

                     Each party represents to the other party on each date when it enters into a Transaction that:--

              (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

              (2) Evaluation and Understanding.

              (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

Reference Number FXNEC8527 - Amended
Countrywide Home Loans, Inc.
July 27, 2006
Page 9 of 12


              (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

              (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

              (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

     NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:   Payments to BSFP:
                               Citibank, N.A., New York
                               ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                               Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                               Sub-account Number: 102-04654-1-3
                               Attention: Derivatives Department

                               Payments to Counterparty:
                               Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number FXNEC8527 - Amended
Countrywide Home Loans, Inc.
July 27, 2006
Page 10 of 12


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    /s/ Annie Manevitz
       -------------------------------
       Name:  Annie Manevitz
       Title:  Authoirzed Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By:    /s/ Brad Coburn
       -------------------------------
       As authorized agent or officer for Countrywide Home Loans, Inc.
       Name:  Brad Coburn
       Title:  Managing Director and Assistant Treasurer


er

Reference Number FXNEC8527 - Amended
Countrywide Home Loans, Inc.
July 27, 2006
Page 11 of 12




                         SCHEDULE OF NOTIONAL AMOUNTS

       From and including                     To but excluding                         Notional Amount
       ------------------                     ----------------                              (USD)
                                                                                            -----
         Effective Date                          25-Aug-2006                            32,000,000.00
           25-Aug-2006                           25-Sep-2006                            31,044,174.85
           25-Sep-2006                           25-Oct-2006                            30,101,599.82
           25-Oct-2006                           25-Nov-2006                            29,172,194.93
           25-Nov-2006                           25-Dec-2006                            28,255,832.22
           25-Dec-2006                           25-Jan-2007                            27,352,384.98
           25-Jan-2007                           25-Feb-2007                            26,461,727.73
           25-Feb-2007                           25-Mar-2007                            25,583,736.20
           25-Mar-2007                           25-Apr-2007                            24,718,287.33
           25-Apr-2007                           25-May-2007                            23,865,259.26
           25-May-2007                           25-Jun-2007                            23,024,531.32
           25-Jun-2007                           25-Jul-2007                            22,195,984.00
           25-Jul-2007                           25-Aug-2007                            21,379,498.95
           25-Aug-2007                           25-Sep-2007                            20,574,958.98
           25-Sep-2007                           25-Oct-2007                            19,782,248.04
           25-Oct-2007                           25-Nov-2007                            19,001,251.20
           25-Nov-2007                           25-Dec-2007                            18,231,854.65
           25-Dec-2007                           25-Jan-2008                            17,473,945.68
           25-Jan-2008                           25-Feb-2008                            16,727,412.70
           25-Feb-2008                           25-Mar-2008                            15,992,145.17
           25-Mar-2008                           25-Apr-2008                            15,268,033.64
           25-Apr-2008                           25-May-2008                            14,554,969.74
           25-May-2008                           25-Jun-2008                            13,852,846.13
           25-Jun-2008                           25-Jul-2008                            13,161,556.52
           25-Jul-2008                           25-Aug-2008                            12,480,995.66
           25-Aug-2008                           25-Sep-2008                            11,811,059.33
           25-Sep-2008                           25-Oct-2008                            11,151,644.29
           25-Oct-2008                           25-Nov-2008                            10,502,648.34
           25-Nov-2008                           25-Dec-2008                            9,863,970.27
           25-Dec-2008                           25-Jan-2009                            9,235,509.83
           25-Jan-2009                           25-Feb-2009                            8,617,167.77
           25-Feb-2009                           25-Mar-2009                            8,008,845.79
           25-Mar-2009                           25-Apr-2009                            7,410,446.56




Reference Number FXNEC8527 - Amended
Countrywide Home Loans, Inc.
July 27, 2006
Page 12 of 12




           25-Apr-2009                           25-May-2009                            6,821,873.69
           25-May-2009                           25-Jun-2009                            6,243,031.72
           25-Jun-2009                           25-Jul-2009                            5,673,826.13
           25-Jul-2009                           25-Aug-2009                            5,114,163.31
           25-Aug-2009                           25-Sep-2009                            4,563,950.57
           25-Sep-2009                           25-Oct-2009                            4,023,096.13
           25-Oct-2009                           25-Nov-2009                            3,491,509.08
           25-Nov-2009                           25-Dec-2009                            2,969,099.40
           25-Dec-2009                           25-Jan-2010                            2,455,777.98
           25-Jan-2010                           25-Feb-2010                            1,951,456.52
           25-Feb-2010                           25-Mar-2010                            1,456,047.63
           25-Mar-2010                           25-Apr-2010                             969,464.75
           25-Apr-2010                           25-May-2010                             491,622.15
           25-May-2010                        Termination Date                            22,434.96
                                              ----------------
